UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 13, 2008 (November 13, 2008)
Fortress Investment Group LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33294	20-5837959

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 798-6100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESENTATION

Item 2.02.	Results of Operation and Financial Condition.
On November 13, 2008, Fortress Investment Group LLC (the “Company”) issued a press release announcing the Company’s results for its third fiscal quarter ended November 30, 2008. A copy of the Company’s press release is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

Item 7.01.	Regulation FD Disclosure.
On November 13, 2008, in connection with the Company’s previously announced earnings call for the third fiscal quarter ended November 30, 2008, the Company is posting a presentation to the “Investor Relations” section of its website (http://www.fortress.com). A copy of the Company’s presentation is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 7.01 disclosure. The Company is furnishing this presentation solely to comply with Regulation FD and makes no admission or statement as to the materiality of any information contained in the presentation.
This Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.
The information contained in this Current Report, including the exhibits attached hereto, is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”), particularly the information discussed in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as well as other public announcements that the Company may make, by press release or otherwise, from time to time.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
99.1	Press release, dated November 13, 2008, issued by Fortress Investment Group LLC.

99.2	Presentation, dated November 13, 2008, by Fortress Investment Group LLC.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC (Registrant)
/s/ David N. Brooks
David N. Brooks
General Counsel

Date: November 13, 2008

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release, November 13, 2008, issued by Fortress Investment Group LLC.

99.2	Presentation, dated November 13, 2008, by Fortress Investment Group LLC.

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